WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Supplement dated December 24, 2010 to the Trust’s Prospectus dated May 1, 2010, as Supplemented 7, 2010, with respect to the Small Cap Growth Fund (the “Fund”)

This Supplement information replaces and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.

Pursuant to an exemptive order from the Securities and Exchange Commission, Wilshire Associates Incorporated (“Wilshire”) may add or remove a sub-adviser and enter into a sub-advisory agreement without shareholder approval, as may normally be required by the Investment Company Act of 1940, as amended, upon the approval of the Board of Trustees.

Mellon Capital Management Corporation (“Mellon”) resigned as a sub-adviser of the Small Cap Growth Fund of the Trust effective December 23, 2010.  On December 3, 2010, the Board of Trustees of the Trust approved a sub-advisory agreement between Wilshire and TWIN Capital Management, Inc. (“TWIN”) to replace Mellon as a sub-adviser to the Small Cap Growth Fund.  Effective December 24, 2010, TWIN will begin managing a portion of the Small Cap Growth Fund. As a result of these changes, all references to Mellon as a sub-adviser of the Fund are deleted from the Prospectus and are replaced with TWIN.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE LAST THREE SENTENCES UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES” AND THE SUB-HEADING “SMALL CAP GROWTH FUND” IN THE “FUND SUMMARIES” SECTION ON PAGE 18 OF THE PROSPECTUS:

Copper Rock Capital Partners, LLC (“Copper Rock”) and TWIN Capital Management Inc. (“TWIN”) each manage a portion of the Small Cap Growth Fund’s portfolio. TWIN invests in common stocks, exchange-traded funds, warrants, or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which is intended to replicate as closely as practicable the performance of the Russell 2000 Index. Copper Rock uses a growth strategy with a strong sell discipline in an attempt to outperform in all market conditions.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE SECOND AND THIRD PARAGRAPHS UNDER THE HEADING “PRINCIPAL STRATEGIES AND RISKS” AND THE SUB-HEADING “SMALL CAP GROWTH FUND” ON PAGE 42 OF THE PROSPECTUS:

Wilshire has retained TWIN and Copper Rock to manage the Small Cap Growth Fund. The basic investment philosophy of each sub-adviser is described below.

TWIN invests in common stocks, exchange-traded funds, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which is intended to replicate as closely as practicable the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

ALL REFERENCES TO MELLON ARE DELETED AND THE FOLLOWING INFORMATION IS ADDED UNDER THE HEADING “MANAGEMENT” AND THE SUB-HEADING “SUB-ADVISERS” ON PAGES 55 AND 56 OF THE PROSPECTUS:

TWIN

TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. As of November 30, 2010, TWIN managed $886.2 million in assets. An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Small Cap Growth Fund. The investment committee is led by Geoffrey Gerber and includes Christopher Erfort.

Geoffrey Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as Chief Investment Officer, Mr. Gerber oversees the investment decisions for the TWIN Extended Alpha (130/30) product. He received his Ph.D. in Finance and Economics from the University of Pennsylvania and a B.A. in Economics from the State University of New York at Buffalo where he graduated summa cum laude and was elected to Phi Beta Kappa.  Mr. Gerber is a faculty member for the Aresty Institute’s Wharton Executive Education Program on Pension Funds and Investment Management, is a member of the Editorial Advisory Board of the Journal of Investment Consulting, serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board and Chair of the Investment Committee of the Burroughs Wellcome Foundation.

Christopher Erfort, who joined TWIN in January 1997, is a CFA Charter Holder, and a Portfolio Manager, Head of Equity Trading and Senior Vice President of TWIN. Mr. Erfort holds an M.B.A. from Robert Morris University and a B.A. in International Business/Management from Marietta College.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE TRUST FOR FUTURE REFERENCE.

WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Supplement dated December 24, 2010 to the Trust’s Statement of Additional Information dated May 1, 2010, as Supplemented 7, 2010, with respect to the Small Cap Growth Fund (the “Fund”)

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION UNDER THE HEADING “THE TRUST AND THE FUNDS” ON PAGE 2 OF THE STATEMENT OF ADDITIONAL INFORMATION:

THE TRUST AND THE FUNDS

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs.  The Adviser has entered into agreements with Madison Square Investors, LLC (“Madison Square”) and Victory Capital Management, Inc. to serve as subadvisers for the Equity Fund.  Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) serve as the subadvisers for the Income Fund.  Twin Capital Management, Inc. (“TWIN”) and Copper Rock Capital Partners, LLC (“Copper Rock”) serve as the subadvisers for the Small Cap Growth Fund.  PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) serve as the subadvisers for the International Equity Fund.  ClearBridge Advisors, LLC (“ClearBridge”) serves as the subadviser for the Socially Responsible Fund.

ALL REFERERNCES TO MELLON ARE DELETED AND THE FOLLOWING INFORMATION IS ADDED UNDER THE HEADING “INVESTMENT ADVISORY AGREEMENTS” AND THE SUB-HEADING “SUBADVISERS” BEGINNING ON PAGE 48 OF THE STATEMENT OF ADDITIONAL INFORMATION:

TWIN –Small Cap Growth Fund

Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the Small Cap Growth Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of November 30, 2010, information on these accounts is as follows:

Geoffrey Gerber and
Christopher B. Erfort

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	6	$289.51	0	$0
Other pooled investment vehicles	4	$57.25	1	$18.82
Other advisory accounts	23	$539.46	0	$0

As of November 30, 2010, Messrs. Gerber and Erfort beneficially owned no shares of the Small Cap Growth Fund.

TWIN plans on managing the Small Cap Growth Fund with its other client accounts invested in the same investment strategy, although as of November 30, 2010, the Small Cap Growth Fund is the only client account managed by TWIN with this specific investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus and fringe benefit package. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the Small Cap Growth Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

ALL REFERERNCES TO MELLON ARE DELETED AND THE FOLLOWING INFORMATION IS ADDED TO APPENDIX B BEGINNING ON PAGE B-21 OF THE STATEMENT OF ADDITIONAL INFORMATION:

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TWIN will at all times have a professional staff member appointed as its Proxy Officer. The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.

TWIN has retained Glass Lewis to provide proxy-related services to TWIN, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. TWIN generally follows the Glass Lewis recommendation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST FOR FUTURE REFERENCE.